 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
_________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (date of earliest event reported): April 28, 2014
_____________
SERVICENOW, INC.
(Exact name of registrant as specified in its charter)

_____________

Delaware	001-35580	20-2056195
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3260 Jay Street
Santa Clara, California	95054
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 501-8550
Not Applicable
________________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

_____________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01:	Other Events.

On April 28, 2014, upon the recommendation of the Nominating and Governance Committee, the Board of Directors (the “Board”) of ServiceNow, Inc. (the “Company”) voted to increase the size of the Board from nine to ten members, with the addition of a Class II director seat to be filled at the Company’s 2014 annual meeting of stockholders.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SERVICENOW, INC.

Date: April 30, 2014	By:	/s/ Michael P. Scarpelli
Michael P. Scarpelli Chief Financial Officer